Exhibit 10.15

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Agreement

between

(1)
Tropos Technologies Inc., a corporation under the laws of the United States of America, registered in California under EIN [***], with business address at 16890 Church Street, Building 1, Morgan Hill, CA 95037, United States of America (“Tropos”);

and

(2)	Mosolf SE & Co. KG, registered in the commercial register of the local court of Stuttgart under no. HRA 230905, with business address at Dettinger Str. 157-159, 73230 Kirchheim/Teck (“Mosolf”).

and

(3)	Cenntro Automotive Ltd. (“Cenntro”) and/or Zhejiang Simachinery Co. Ltd. (“Zhejiang”, a 100% subsidiary of Cenntro)

and

(4)	TROPOS MOTORS EUROPE GmbH (TME) a 100% subsidiary of Mosolf

1.	Preamble

(A)
Cenntro is an innovative start-up in the logistics sector and the owner of the intellectual property, tooling, pro- duction resources, Brand for the Metro I.  The Metro products are electric compact utility vehicles.  The Metro is so far the base for the ABLE and ABLE XR of Tropos.  The Metro products are sold worldwide to distributors.  Zhejiang is producer of certain parts for the Metro, while the ABLE and ABLE XR and the new proprietary ABLE XT are produced exclusively for Tropos by Zhejiang as semi- or completely-knocked down sets for chassis and/or outfit packages (“Sets”).

(B)
Tropos focuses on street-legal electric compact utility vehicles (“eCUVs”), especially utility electric low speed vehicles (e-LSVs) and trucks designed for corporate, fleet, first-responder, agriculture, last-mile delivery and construction applications.  The Tropos Motors ABLE™ is a line of durable, versatile and available eCUVs, currently consisting of the standard ABLE ST (“ABLE ST”) and the extended range ABLE XR (“ABLE XR”) and the new proprietary ABLE XT (the ABLE ST, the ABLE XR, and the new ABLE XT models (one LI battery “XR1” resp.  two LI batteries “XT2”‘) together with any successor or new models: the “ABLE Models”).

(C)
Tropos entered into several agreements with Cenntro Automotive Ltd. (“Cenntro”) or with Zhejiang Simachinery Co. Ltd. (“Zhejiang”) (Cenntro and Zhejiang together “Tropos’ Suppliers”) regarding the manufacturing and supply of the parts, components and Sets of the ABLE models.  As of today, the ABLE Models are marketed and sold by Tropos within the territory of North America, United Kingdom (via a third-party distributor) and of Israel (via a third-party distributor).

(D)
Mosolf is a system service provider for the automobile industry in Europe.  The range of services includes tailor- made logistics, technical and service solutions.  These are provided using a network of business sites across Europe and a multi-modal fleet that combines different means of transport and covers the complete value-added chain for automobile logistics.

(E)
TME imports, assembles and distributes the ABLE Models on a worldwide basis excluding China, North America, the United Kingdom and Israel (together the “TME Territory”).  Along with the vehicles, TME offers its customers a unique ECO-system for the ABLE Models.

(F)	Mosolf and/or TME and Tropos agreed

−	that Tropos exclusively supplies Mosolf and/or TME with the parts, components and Sets of the ABLE Models within the TME Territory; and

−	that Mosolf and/or TME is entitled to exclusively distribute and service the ABLE Models in the Territory; and

−	that the Parties cooperate in extending and improving the current ABLE Models.

(G)
Cenntro homologated its Metro I versions for sale and use in the EU and subsequently allowed and assisted Tropos in obtaining its certifications for its ABLE ST and XR products based on Cenntro’s Metro certifications.  Tropos paid Cenntro for the use of its test results and hired Cenntro’s certification consultants Hangzhou Saite Certification Service and IDIADA to complete Tropos’ homologation for the ABLE ST and ABLE XR.

(H)
After the above certifications were complete and initial orders of ABLE ST and XR vehicles were ordered by Tropos and received by TME, it was discovered that the XR models did not meet the specification requirements of the EU’s Conformity of Production (COP) and therefore cannot be legally sold to customers or operate on public streets in the EU.  The modification of the XR to meet the COP requirements cannot be accomplished without a complete redesign of the vehicle.

(I)
To address this issue and others Tropos has developed a proprietary version of the ABLE that uses components of the ST and XR models yet conforms to the weight and dimensional requirements of the L7e-CU classification (new model ABLE XT).  Tropos and Cenntro have executed a proprietary manufacturing agreement for this version of the ABLE vehicle exclusively for Tropos.

Therefore, Cenntro, Zhejiang, Tropos, Mosolf and TME (together the “Parties”, each a “Party”) agree to enter into the following agreement (“Agreement”):

1.
Tropos and TME still desire to sell the XR in Europe as soon as possible, so Cenntro will homologate the Tropos ABLE XR2 as well as the Metro I Lithium versions at its own expense to the EC N1 Small Series Type Approval (SSTA N1) which allows [***] vehicles of a specific type to be produced by a manufacturer per year, to be completed no later than August 31, 2020.  The Tropos ABLE vehicles will have certification priority over the Metro I as the need for these vehicles is critical to the continuing business relationship of the three parties.  In the event that a double homologation for both (Metro I and ABLE models) is not possible, Cenntro undertakes to withdraw the application for the Metro I model immediately and will continue with the certification of the Tropos XR2 only.

2.
In the Case Cenntro gets a SSTA NI for the Tropos ABLE XR2 models Cenntro will send a written notice to Tropos.  The parties agree that the purchase price for this model shall be fixed at - ABLE XR2 $[***] (see Exhibit A)

3.
In the case Cenntro gets a SSTA NI also for the Metro I lithium trucks, Cenntro will send a written notice to Tropos.  Cenntro hereby grants Tropos [***] on its allocation of [***] Metro lithium trucks with SSTA N1 at a fixed price of $[***].  Before a sale of all or single Metro lithium trucks with SSTA N1 to third parties, Cenntro must ask Tropos in writing (email/telefax) whether Tropos will exercise its right of first refusal.  Tropos in turn must declare its intention to do so within 4 weeks in writing (email/telefax).

4.
Cenntro and/or Zhejiang hereby declares to immediately ramp up the exclusive production of the new Tropos ABLE XT1 and XT2 for Tropos, which Tropos plans to sell to TME.  The first delivery of the ABLE XT1 and XT2 to TME in Germany must be no later than second week of July 2020.  The purchase price for these models is determined as follows:

−	[***]

−	[***]

In the case the Fixed Delivery Date is not reached, the above agreed Fixed Purchase Prices shall be reduced by [***]%,. In the event, that delivery to Germany does not take place until second week of July 2020 or later, the agreed Fixed Purchase Prices shall be reduced by [***]%.

5.	Payment terms will be as follows:

a.	Remainder of the first [***] order from 2019:

i.	[***]% deposit already placed

ii.	The balance of [***]% to be paid after delivery at place Herne and inspection in Herne

iii.	[***]% rebate in currency value not vehicles for completing the order

b.	Subsequent orders to be paid as follows

i.	[***]% deposit upon ordering by wire

ii.	[***]% upon completion of material inspection and release for shipment by Letter of Credit

iii.	[***]% upon receipt delivery at Place in Herne and acceptance by Letter of Credit

6.
This Agreement shall exclusively be governed by the substantive laws of the Federal Republic of Germany, with the conflict-of-laws rules being excluded.  The parties agree on Frankfurt am Main as place of jurisdiction.

This Agreement is executed on June 23, 2020.

Tropos Technologies Inc.	Cenntro Automotive Group Limited

/s/ John Bautista	/s/ Peter Wang
By: John Bautista	By: Peter Wang
Title: CEO	Title: CEO

Tropos Motors Europe GmbH/Mosolf SE & Co, KG

/s/ Gregory Hancke	/s/ Dr. Jorg Mosolf
By: Gregory Hancke	By: Dr. Jőrg Mosolf
Title: CEO	Title: CEO

Metro Vehicles Quotation

DATE          10-Jun-20
QUOTE #          [***]
Vendor			Buyer
Shengzhou Hengzhong Machinery Co., Ltd No. 368 Punan Avenue, Pukou Street Shengzhou City, Zheniang, China Contact: [***] Tel: [***] Email: [***]			Tropos Technologies, Inc. 16260 Church Street Suite 140 Morgan Hill, CA 95037 Contact: [***] Tel: [***] Email: [***]
Loading Port	Discharge Port	SHIP VIA	SHIPPING TERMS
Ningbo, China	TBD	Sea	FOB (Ningbo)
ITEM #	DESCRIPTION		QTY	UNIT PRICE (USD)	TOTAL (USD)
ST – 80 km Lead Acid SKD	Model: ST with Lead acid batteries. 100% electric four-wheel commercial vehicle, without bed, without box; without wheel assembly Payload: [***]kg Max Speed [***]km/h Driving Range: [***]km		1	US$[***]	US$[***]
ST – 80km Lead Acid CBU	ST LEAD ACID MODEL SKD		1	US$[***]	US$[***]
	ASSEMBLY CHARGE		1	US$[***]
	WHEEL ASSEMBLY		1	US$[***]
XT1 – 120km Lithium SKD	Model: XT1 with Lithium batteries. 100% electric four-wheel commercial vehicle, without bed, without box; without wheel assembly, without AC Payload: [***]kg Max Speed [***]km/h Driving Range: [***]km		1	US$[***]	US$[***]
XT1 – 120km Lithium CBU	XT1 LITHIUM MODEL SKD		1	US$[***]	US$[***]
	ASSEMBLY CHARGE		1	US$[***]
	WHEEL ASSEMBLY		1	US$[***]
XT2 – 200km Lithium SKD	Model: XT2 with Lithium batteries. 100% electric four-wheel commercial vehicle, without bed, without box; without wheel assembly, without AC Payload: [***]kg Max Speed [***]km/h Driving Range: [***]km		1	US$[***]	US$[***]
XT2 – 200km Lithium CBU	XT2 LITHIUM MODEL SKD		1	US$[***]	US$[***]
	ASSEMBLY CHARGE		1	US$[***]
	WHEEL ASSEMBLY		1	US$[***]
XR1 – 120km Lithium SKD	Model: XR1 with Lithium batteries. 100% electric four-wheel commercial vehicle, without bed, without box; without wheel assembly, without AC Payload: [***]kg Max Speed [***]km/h Driving Range: [***]km		1	US$[***]	US$[***]
XR2 – 200km Lithium SKD	Model: XR2 with Lithium batteries. 100% electric four-wheel commercial vehicle, without bed, without box; without wheel assembly, without AC Payload: [***]kg Max Speed [***]km/h Driving Range: [***]km		1	US$[***]	US$[***]
Options	Flatbed		1	US$[***]	US$[***]
	Pickup Bed		1	US$[***]	US$[***]
	Cargo Box A [***]mm*[***]mm*[***]mm CKD		1	US$[***]	US$[***]
	Cargo Box B [***]mm*[***]mm*[***]mm CKD		1	US$[***]	US$[***]
	Roll Up Cargo Box : [***]mm Two sides roll-up door cargo box, 2 rails 1+ 4 door		1	US$[***]	US$[***]
	Air Conditioner		1	US$[***]	US$[***]
	Wheel Assembly		1	US$[***]	US$[***]

Notes:
1. Above quotation are valid till 31st, December, 2022
2. Lead time is 30 days with regular committed order forecast.
3. Roll up box comes from a different vendor.
Product Photo

Truck Model: Flatbed Truck

Truck Model: Pickup Bed Truck

Truck Model: Cargobox Truck